UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2014

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On March 11, 2014, Osiris Therapeutics, Inc. (“Osiris”) issued a press release announcing adjustments to its financial results for the quarterly period and fiscal year ended December 31, 2013, as previously reported on March 5, 2014.  The adjustments  result from a change in the allocation of income tax benefits between continuing operations and discontinued operations related to recent disposition of the company’s Prochymal assets.  A copy of the Press Release dated March 11, 2014, reporting the adjustments, and including updated Financial Tables showing the adjustments, is furnished herewith as Exhibit 99.1. A copy of the prior Press Release issued on March 5, 2014, and furnished with Osiris’s Current Report on Form 8-K filed on March 5, 2014,  announcing  the since adjusted quarterly and fiscal year financial results, is incorporated herein by reference.

The information included herein, including Exhibits 99.1 and 99.2  furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated March 11, 2014, and accompanying updated Financial Tables of the Registrant.

99.2

Press Release dated March 5, 2014, and accompanying Financial Tables of the Registrant, since updated (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission on March 5, 2014).

Information presented in this Current Report on Form 8-K/A may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and uncertainties that could cause our actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: March 11, 2014	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 11, 2014, and accompanying updated Financial Tables of the Registrant.

99.2

Press Release dated March 5, 2014, and accompanying Financial Tables of the Registrant, since updated (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission on March 5, 2014).